Blue Chip 25 Fund
Retail Class Ticker HDPBX

Supplement dated January 25, 2016 to
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2015

Important Notice Regarding Change in Investment Policy

Effective March 28, 2016, the Hodges Blue Chip 25 Fund will change its name to the Hodges Blue Chip Equity Income Fund.

All references in the Prospectus, Summary Prospectus and SAI to the Hodges Blue Chip 25 Fund will be replaced with Hodges Blue Chip Equity Income Fund as of that date.

The name change will reflect an updated investment objective and strategy for the newly named Fund.  The investment objective of the Hodges Blue Chip Equity Income Fund is to seek income and long-term capital appreciation. The change in the Fund’s name, objective and strategy will occur in connection with the anticipated merger of the Fund with the Hodges Equity Income Fund, which is also expected to occur on March 28, 2016.

The following paragraph will replace the Principal Investment Strategies information on pages 30 and 47 of the Prospectus and page 2 of the Summary Prospectus effective on March 28, 2016.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization income producing equity securities.  The Fund invests primarily in the stocks of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations, at the time of purchase, are within the range of market capitalization of companies constituting the S&P 500® Index.  The Advisor selects investments using a “bottom-up” approach, which is largely driven by internal research, and means that the Advisor looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.  While the Fund invests primarily in securities that are traded in the United States, it may also invest up to 25% of its net assets in stocks of foreign companies which are U.S. dollar denominated and trade on a domestic national securities exchange, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations outside the defined large-cap level at the time of purchase.  Equity securities include common stocks, preferred stocks and equity-equivalent securities such as convertible securities, stock futures contracts or equity options.  The Fund may invest up to 20% of its net assets in investment-grade debt securities, debt obligations of governments and their agencies and other similar securities, convertible and non-convertible debt securities, U.S. government securities and in money market funds. The Fund also may purchase put and call options on U.S.traded stocks, currencies or security indices.  Although not a primary investment strategy, the Fund may also engage in short selling and may sell options purchased and write “covered” call options.  The Fund expects to issue dividends from net investment income, if any, on a quarterly basis.  An investor may choose to have the quarterly dividend paid in cash or reinvested into the Fund.

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.